UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2007

Warwick Valley Telephone Company
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-11174	14-1160510
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

47 Main Street, Warwick , New York		10990
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	845-986-8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 19, 2007 the Board of Directors of Warwick Valley Telephone Company (the "Company") amended Article VIII of the Company’s by-laws (the "By-Laws") to permit the Company to issue uncertificated securities. Previously, the By-Laws required that all shares of capital stock of the Company be represented by certificates. The By-Laws were amended in order for the Company to become eligible to participate in a Direct Registration Program as required by NASDAQ Rule 4350(1). At the present time, the Company does not intend to participate in such a Program, and the NASDAQ Rule does not require it to participate.

The Sections 1 and 3 of Article VIII of the Company’s By-Laws which contain all of the amendments, are filed as Exhibit 3(ii) and are filed herewith.

Item 9.01 Financial Statements and Exhibits.

Exhibit 3(ii) Article VIII, Sections 1 and 3 of Warwick Valley Telephone Company By-Laws, as amended on December 19, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warwick Valley Telephone Company

December 20, 2007	By:	Duane W. Albro

Name: Duane W. Albro
Title: President & CEO

Top of the Form

Exhibit Index

Exhibit No.	Description

3.(ii)	Article VIII, Sections 1 and 3 of Warwick Valley Telephone Company By-Laws, as amended on December 19, 2007.